EXHIBIT 10.11

 filed with Form 10A2

PROMISSORY NOTE

DATE:

April 3, 2008

MAKER:

Clean Coal Technologies, Inc.

PAYEE:           C. J. Douglas

PLACE FOR PAYMENT:   12518 W Atlantic Blvd., Coral Springs, FL 33071

PRINCIPAL AMOUNT:

One Hundred Three Thousand Nine Hundred Sixty One Dollars ($103,961.00)

ANNUAL INTEREST RATE ON UNPAID PRINCIPAL FROM DATE OF FUNDING:

Ten Percent per annum (10%)

TERMS OF PAYMENT  (principal & Interest):

Principal & Interest due on or before  April 3rd, 2010

ANNUAL INTEREST RATE ON MATURED, UNPAID AMOUNTS:

Maximum allowed by law

Maker promises to pay to the Order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above.

If this Note is given to an attorney for collection, or if suit is brought for collection, or if it is collected through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee reasonable attorney's fees in addition to other amount due.  Reasonable attorney's fees shall be ten percent (10%) of all amounts due unless either party pleads otherwise.

This Note shall be construed in accordance with and governed by the laws of

Florida, without regard to conflict of law principles.

Clean Coal Technologies, Inc.

/s/Douglas Hague

Douglas Hague, President & CEO

PROMISSORY NOTE

DATE:

April 15, 2008

MAKER:

Clean Coal Technologies, Inc.

PAYEE:           Larry Hunt

PLACE FOR PAYMENT:   12518 W Atlantic Blvd., Coral Springs, FL 33071

PRINCIPAL AMOUNT:

One Hundred Four Thousand Nine Hundred Fifty Eight Dollars and 90/100 ($104,958.90)

ANNUAL INTEREST RATE ON UNPAID PRINCIPAL FROM DATE OF FUNDING:

Ten Percent per annum (10%)

TERMS OF PAYMENT  (principal & Interest):

Principal & Interest due on or before  April 15th, 2010

ANNUAL INTEREST RATE ON MATURED, UNPAID AMOUNTS:

Maximum allowed by law

Maker promises to pay to the Order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above.

If this Note is given to an attorney for collection, or if suit is brought for collection, or if it is collected through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee reasonable attorney's fees in addition to other amount due.  Reasonable attorney's fees shall be ten percent (10%) of all amounts due unless either party pleads otherwise.

This Note shall be construed in accordance with and governed by the laws of

Florida, without regard to conflict of law principles.

Clean Coal Technologies, Inc.

/s/Douglas Hague

Douglas Hague, President & CEO

PROMISSORY NOTE

DATE:

June 30, 2008

MAKER:

Clean Coal Technologies, Inc.

PAYEE:           C. J. Douglas

PLACE FOR PAYMENT:   12518 W Atlantic Blvd., Coral Springs, FL 33071

PRINCIPAL AMOUNT:

Two Hundred Sixty Six Thousand Seven Hundred Seventy Dollars and 44/100 ($266,770.44)

ANNUAL INTEREST RATE ON UNPAID PRINCIPAL FROM DATE OF FUNDING:

Ten Percent per annum (10%)

TERMS OF PAYMENT  (principal & Interest):

Principal & Interest due on or before  June 30th, 2010

ANNUAL INTEREST RATE ON MATURED, UNPAID AMOUNTS:

Maximum allowed by law

Maker promises to pay to the Order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above.

If this Note is given to an attorney for collection, or if suit is brought for collection, or if it is collected through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee reasonable attorney's fees in addition to other amount due.  Reasonable attorney's fees shall be ten percent (10%) of all amounts due unless either party pleads otherwise.

This Note shall be construed in accordance with and governed by the laws of

Florida, without regard to conflict of law principles.

Clean Coal Technologies, Inc.

/s/Douglas Hague

Douglas Hague, President & CEO

PROMISSORY NOTE

DATE:

June 30, 2008

MAKER:

Clean Coal Technologies, Inc.

PAYEE:           Larry Hunt

PLACE FOR PAYMENT:   12518 W Atlantic Blvd., Coral Springs, FL 33071

PRINCIPAL AMOUNT:

Two Hundred Forty Seven Thousand Three Hundred Five Dollars and 43/100 ($247,305.43)

ANNUAL INTEREST RATE ON UNPAID PRINCIPAL FROM DATE OF FUNDING:

Ten Percent per annum (10%)

TERMS OF PAYMENT  (principal & Interest):

Principal & Interest due on or before  June 30th, 2010

ANNUAL INTEREST RATE ON MATURED, UNPAID AMOUNTS:

Maximum allowed by law

Maker promises to pay to the Order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above.

If this Note is given to an attorney for collection, or if suit is brought for collection, or if it is collected through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee reasonable attorney's fees in addition to other amount due.  Reasonable attorney's fees shall be ten percent (10%) of all amounts due unless either party pleads otherwise.

This Note shall be construed in accordance with and governed by the laws of

Florida, without regard to conflict of law principles.

Clean Coal Technologies, Inc.

/s/Douglas Hague

Douglas Hague, President & CEO

PROMISSORY NOTE

DATE:

June 30, 2008

MAKER:

Clean Coal Technologies, Inc.

PAYEE:           Equimune Research Corp.

PLACE FOR PAYMENT:   12518 W Atlantic Blvd., Coral Springs, FL 33071

PRINCIPAL AMOUNT:

Two Hundred Fifty Two Thousand Six Hundred Forty One Dollars and 10/100 ($252,641.10)

ANNUAL INTEREST RATE ON UNPAID PRINCIPAL FROM DATE OF FUNDING:

Ten Percent per annum (10%)

TERMS OF PAYMENT  (principal & Interest):

Principal & Interest due on or before  June 30th, 2010

ANNUAL INTEREST RATE ON MATURED, UNPAID AMOUNTS:

Maximum allowed by law

Maker promises to pay to the Order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above.

If this Note is given to an attorney for collection, or if suit is brought for collection, or if it is collected through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee reasonable attorney's fees in addition to other amount due.  Reasonable attorney's fees shall be ten percent (10%) of all amounts due unless either party pleads otherwise.

This Note shall be construed in accordance with and governed by the laws of

Florida, without regard to conflict of law principles.

Clean Coal Technologies, Inc.

/s/Douglas Hague

Douglas Hague, President & CEO